UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) March 30, 2005
                                                --------------------------------

                          GS Mortgage Securities Corp.
 (as depositor for the GSAA Home Equity Trust 2005-4 to be formed pursuant to a
      Trust Agreement, dated as of March 1, 2005, relating to the GSAA Home
         Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4)
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             (Exact name of registrant as specified in its charter)



Delaware                               333-120274-12                  13-3387389
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)

85 Broad Street, New York, New York                                    10004
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events
            ------------

      Attached as Exhibit 4 is the Trust Agreement (as defined below) for GSAA Home Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4. On March 30, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Trust Agreement, dated as of March 1, 2005 (the "Trust Agreement"), between the Company, as depositor, and Deutsche Bank National Trust Company, as trustee, of GSAA Home Equity Trust 2005-4, Asset-Backed Certificates, Series 2005-4 (the "Certificates"), issued in sixteen classes. The Class A-1, Class A-2, Class
A-3, Class A-4, Class A-5, Class A-6, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class R-1 and Class R-2 Certificates, with an aggregate scheduled principal balance as of March 30, 2005 of $586,994,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of March 24, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.

ITEM 9.01.  Financial Statements and Exhibits
            ---------------------------------

(c)   Exhibits

Exhibit 4 Trust Agreement, dated as of March 1, 2005, between GS Mortgage Securities Corp., as depositor, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GS MORTGAGE SECURITIES CORP.



      April 14, 2005
      --------------
                                   By:    /s/ Michelle Gill
                                      ----------------------------------
                                      Name:   Michelle Gill
                                      Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                        Paper
Item  601(a)  of                                                       (P) or
Regulation  S-K                                                      Electronic
Exhibit No.              Description                                     (E)
-----------              -----------                                     ---

4                        Trust Agreement, dated as of March 1,            E
                         2005, between GS Mortgage Securities
                         Corp., as depositor, and Deutsche Bank
                         National Trust Company, as trustee.